PREFERRED SHARES	12 Months Ended
Dec. 31, 2024
PREFERRED SHARES
PREFERRED SHARES

NOTE 15 — PREFERRED SHARES

On September 30, 2024, the Company entered into (i) a Subscription Agreement with GFC, pursuant to which the Company issued to GFC at the Closing 290,000 Series A convertible preferred shares, par value $0.0001 per share, of Baird Medical (the “Series A Preferred Shares”), for a purchase price of $2.9 million (the “GFC Subscription Amount”) and (ii) a Subscription Agreement with Wu Wenyuan, pursuant to which Wu Wenyuan agreed to pay a purchase price of $2 million (the “Wu Subscription Amount”) within six months of Closing, in exchange for which Baird Medical will issue to Wu Wenyuan 200,000 Series A Preferred Shares. Pursuant to the respective subscription agreements, at any time on or before the two-year anniversary of the issuance of the Series A Preferred Shares, GFC and Wu Wenyuan may convert all or a portion of their respective Series A Preferred Shares into a number of Ordinary Shares per Series A Preferred Share at a conversion ratio equal to the sum of the original issue price of such Series A Preferred Share and all accrued but unpaid dividends thereon, divided by a conversion price of $10.00. Baird Medical may, at any time and at its sole option, choose to repurchase for cash all or a portion of the Series A Preferred Shares, at a price per Series A Preferred Share equal to the sum of 110% of the subscription price of such Series A Preferred Share and all accrued but unpaid dividends thereon. The GFC Subscription Amount was paid concurrently with the Closing. The transaction with Wu Wenyuan has not consummated as of the date of this annual report, and the transacting parties have not worked out an updated timeline for this proposed investment.